Debtor:   Bank of New England Corporation
Case No:  91-10126
Trustee:  Ben Branch


               STATEMENT OF CASH ON HAND
              AND SHORT-TERM  INVESTMENTS
                   January 31,  2011


Citizens Bank of Massachusetts
   checking account  #110790-092-9                   $1,832.70


Citizens Bank of Massachusetts Series Government Fund
     (a mutual fund)                                 23,232.78

Short-Term investments
    (see attached schedule)                     101,184,210.32


Cash on hand and short-term investments         101,209,275.80









Total cash on hand and
 short-term investments                        $101,209,275.80